------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 July 8, 2004


                             USAA Acceptance, LLC
            (Exact Name of Registrant as Specified in its Charter)





Delaware                          333-112241               71-0898378
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(State or Other Jurisdiction      (Commission              (I.R.S. Employer
of Incorporation)                 File Number)             Identification No.)

9830 Colonnade Blvd.,
Suite 600
San Antonio, Texas                                         78230
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(Address of Principal                                      (Zip Code)
Executive Offices)

           Registrant's telephone number, including area code: (210) 498-0299.

                                   No Change
            ------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

          Item 5. Other Events

Filing of the Amendment to the Amended and Restated Limited Liability Company
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Agreement of the Registrant
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     On July 8, 2004, USAA Federal Savings Bank, a federally chartered savings association, as the sole equity member (the "Member"), and Thomas M. Strauss and Richard F. Klumpp, as the Independent Directors, entered into an amended and restated limited liability company agreement of the Registrant dated as of July 8, 2004 (the "LLC Agreement"). The LLC Agreement amends and restates the amended and restated limited liability company agreement of the Registrant dated as of February 25, 2004.

     The LLC Agreement is attached hereto as Exhibit 3.1.



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

         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

     3.1 Amended and Restated Limited Liability Company Agreement of the Registrant.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        USAA ACCEPTANCE, LLC

                                        By: /s/ Michael J. Broker
                                            ---------------------
                                            Michael J. Broker
                                            Vice President and Banking Counsel






Dated: July 19, 2004

                                 EXHIBIT INDEX


Exhibit No.            Description
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3.1                    Amended and Restated Limited Liability Company
                       Agreement of the Registrant.



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